                                                                   Exhibit 10.59

                              INVESTMENT AGREEMENT

     THIS INVESTMENT AGREEMENT (the "Agreement") is made and entered into as of July 20, 2001, by and among the investors signing this Agreement (collectively, the "Investors") who have agreed to participate in BFSC's Recapitalization Plan by making the Capital Contributions into OFLLC in exchange for the issuance of the number of Membership Units in OFLLC which are set forth next to each Investor's name on Exhibit A attached hereto. Capitalized terms that are used in this Agreement are defined in Section 1 below.

WITNESSETH:

     A. OFLLC: (i) was organized on June 15, 2001 by filing a Certificate of Formation with the Delaware Secretary of State, (ii) has not engaged in any business to date, and (iii) is the sole owner of the OFLLC Subsidiaries.

     B. BFSC is and has been the sole member of OFLLC since the date that OFLLC was organized but has heretofore not contributed any assets or services to OFLLC.

     C. The parties to this Agreement have agreed that concurrently with the satisfaction of the Conditions Precedent, (i) the Investors (other than BFSC) shall be admitted as new members of OFLLC and make the Capital Contributions into OFLLC which are set forth next to each of their respective names on Exhibit A attached hereto in exchange for the issuance of the number of Series B Units and Series C Units in OFLLC which are set forth next to the name of each such Investor on Exhibit A, and (ii) BFSC shall consummate the Mergers in accordance with the terms set forth in the Merger Agreement in exchange for the issuance to BFSC of the number of Series A Units in OFLLC that are set forth on Exhibit A.

     NOW, THEREFORE, in consideration of the premises and for other of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms have the respective meanings set forth below:

          "BFSC" means Bingham Financial Services Corporation, a Michigan corporation.

          "BFSC CONDITIONS PRECEDENT" means collectively all of the following:

               (a) On the Closing Date, SCOLP having provided and/or having committed to provide the SCOLP Line of Credit to OFLLC during the 12 month period following the Closing Date; and

               (b) If a meeting of the shareholders of BFSC is held for the purpose of considering the execution and delivery of the Transaction Documents, the consummation of the Mergers and the other transactions contemplated by this Agreement, Gary Shiffman and all entities and trusts that are directly



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
                              and/or indirectly owned or controlled by Gary
Shiffman or members of his immediate family (i.e., parents, spouse, or children or trusts for their benefit) who directly or indirectly own stock in BFSC or who own or control voting rights in entities that own stock in BFSC (collectively, the Shiffman Entities") shall have voted in favor of the execution and delivery of the Transaction Documents, the consummation of the Mergers, and the consummation of the transactions contemplated by this Agreement; provided that if no such meeting of the BFSC shareholders is held, this condition precedent shall be deemed to have been satisfied, and

                         (c)  At the time of or prior to the Closing, the
Investors (other than BFSC) shall not have undertaken any action that would prevent or hinder the BFSC Entities from meeting the conditions precedent set forth in Sections 7.1(c),(e),(m) and 7.2(e) of the Merger Agreement.

                     "BFSC ENTITIES" shall mean collectively BFSC, OFI, and the OFI Subsidiaries.

                     "CAPITAL CONTRIBUTIONS" means (a) with respect to the Investors (other that BFSC), the capital contributions into OFLLC which are set forth next to the name of each such Investor on Exhibit A attached hereto, and
(b) with respect to BFSC, the consummation of the Mergers that are more particularly described in the Merger Agreement.

                     "CERTIFICATE OF FORMATION" means the Certificate of Formation of OFLLC fled with the Delaware Secretary of State in accordance with the Delaware Act, as the same may be amended or restated from time to time.

                     "CLOSING" has the meaning ascribed in Section 5 of this Agreement.

                     "CLOSING DATE" has the meaning ascribed in Section 5 of this Agreement.

                     "CONDITIONS PRECEDENT" means collectively the Primary Conditions Precedent, the Diligence Conditions Precedent, and the Secondary Conditions Precedent.

                     "DELAWARE ACT" means the Delaware Limited Liability Company Act, Del. Code Ann. tit.6, Sections 18-101 to -1109, as it may be amended from time to time.

                     "DILIGENCE CONDITIONS PRECEDENT" means collectively all the following:

                         (a) On or before August 31, 2001, BFSC shall have
obtained a Fairness Opinion;

                         (b) On or before December 31, 2001, each of the
conditions precedent set forth in Sections 7.1(c) and (m) of the Merger Agreement shall have been satisfied, provided however, in the case of Section 7.1(c) of the Merger Agreement, approval of BFSC's shareholders shall not be one of the Diligence Conditions Precedent but shall be


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
          one of the Primary Conditions Precedent under Section (a) of the definition of Primary Conditions Precedent.

     "FAIRNESS OPINION" means a fairness opinion received by BFSC from an independent investment banking firm which indicates that the Recapitalization Plan and the consummation of the transactions contemplated by the Transaction Documents and this Agreement are fair to BFSC and its shareholders.

     "INVESTORS" means collectively the persons and/or entities described on Exhibit A.

     "LIBOR" means a variable rate of interest equal to the 30 day London Inter-Bank Offered Rate.

     "LIMITED LIABILITY COMPANY AGREEMENT" means the Limited Liability Company Agreement of the OFLLC, as it may be amended or restated from time to time, a draft of which is attached hereto as Exhibit C.

     "MANAGING BOARD" means the managing board of OFLLC which (a) shall have a total of five votes and may have up to five persons who shall be designated as follows (i) the Investors (other than BFSC) shall have the right to control three votes (and appoint up to three persons to serve on OFLLC's Managing Board), and (ii) BFSC shall have the right to control two votes (and appoint up to two persons to serve on OFLLC's Managing Board), and (b) shall act by the consent or vote of the majority of the five votes allocated between BFSC and the Investors (other than BFSC).

     "MATERIAL ADVERSE CHANGE" means any circumstance, change in, or effect on the condition (financial or otherwise), business, assets or results of operations of the BFSC Entities and/or the Recapitalized BFSC Entities (as applicable), which, either individually or in the aggregate: (a) is or is reasonably likely to be materially adverse to the pre-Closing business, operations, assets, liabilities, employee relationships, distribution, customers or supplier relationships, results of operations or the condition (financial or otherwise) of the BFSC Entities, or (b) could materially adversely affect the ability of the Recapitalized BFSC Entities to operate or conduct their on-going post-Closing business operations.

     "MEMBERSHIP UNITS" means collectively the Series A Units and Series B Units to be issued to the Investors by OFLLC in the manner described on Exhibit A attached hereto.

     "MERGER AGREEMENT" means the Merger Agreement dated December 17, 2001 by and among the BFSC Entities and the Recapitalized BFSC Entities, a draft of which is attached hereto as Exhibit D, pursuant to which BFSC will cause the mergers of (a) OFI with and into OFLLC, (b) Origen Special Holdings Corporation with and into Origen Special Purpose L.L.C.; (c) Origen Manufactured Home Financial, Inc. with and into Origen Manufactured Home Financial, L.L.C., and
(d) Origen Insurance Agency, Inc. with and into Origen Insurance Agency, L.L.C., each as more fully described in such Merger Agreement.

     "MERGERS" mean the statutory merger transactions described in the Merger Agreement.

     "OFI" shall mean Origen Financial, Inc., a Virginia corporation.



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     "OFI SUBSIDIARIES" shall mean collectively each of the following corporations which are wholly owned by OFI: Origen Special Holdings Corporation which is organized in Delaware, and Origen Manufactured Home Financial, Inc. and Origen Insurance Agency, Inc., each of which is organized in Virginia.

     "OFLLC" means Origen Financial L.L.C., a limited liability company organized under the laws of the State of Delaware pursuant to the Certificate of Formation and OFLLC's Limited Liability Company Agreement.

     "OFLLC SUBSIDIARIES" shall mean collectively each of the following limited liability companies which are wholly owned by OFLLC: Origen Special Purposes, L.L.C., Origen Manufactured Home Financial, L.L.C., and Origen Special Purpose II, L.L.C., each organized in Delaware, and Origen Insurance Agency, L.L.C., organized in Virginia.

     "PRIMARY CONDITIONS PRECEDENT" means collectively all of the following:


          (a) On or before October 31, 2001, BFSC shall have obtained resolutions adopted by its board of directors and shareholders authorizing the execution and delivery of the Transaction Documents, the consummation of the Mergers and the consummation of the transactions contemplated by this Agreement, provided, however, that in the case of obtaining authorization by BFSC's shareholders for the foregoing matters (the "BFSC Shareholder Approval"), in the event that BFSC has diligently taken steps to obtain the BFSC Shareholder Approval by promptly submitting a proxy to the SEC (the "BFSC Proxy"), the deadline for obtaining the BFSC Shareholder Approval (i.e., October 31, 2001) shall be extended (if necessary) by the number of days in excess of 30 days during which BFSC is diligently seeking SEC approval of the BFSC Proxy;

          (b) From the date of this Agreement to the Closing Date, no Material Adverse Change arising from of any action or inaction of any of the BFSC Entities shall have occurred to any of the BFSC Entities and/or the Recapitalized BFSC Entities

          (c) On the Closing Date each of the conditions precedent set forth in Sections 7.1(a), (b), (f), (h) and (i), of the Merger Agreement shall have been satisfied.

          (d) On or before October 31, 2001, each of the conditions precedent set forth in Sections 7.1 (k) and (l) of the Merger Agreement shall have been satisfied.

     "RECAPITALIZED BFSC ENTITIES" shall mean collectively BFSC, OFLLC, and the OFLLC Subsidiaries.




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
    "RECAPITALIZATION PLAN" means the Recapitalization Plan of Bingham Financial Services Corporation which is more particularly described on the Term Sheet and in the schematic representations that are attached hereto as Exhibit E.

     "SCOLP" means Sun Communities Operating Limited Partnership, a limited partnership organized under the laws of Michigan.

     "SCOLP LINE OF CREDIT" means the $12,500,000.00 stand-by line of credit to be issued by SCOLP to OFLLC prior to and/or concurrently with the execution of the Transaction Documents. The SCOLP Line of Credit shall: (a) provide for a commitment fee to be determined based on current market rates for similar facilities which shall be paid by OFLLC to SCOLP in the event that OFLLC draws on the SCOLP Line of Credit, (b) be available to OFLLC during the twelve month period following the Closing Date, (c) bear interest at the rate of 700 bps over 30 day LIBOR per annum with a floor of 11% and a cap of 15%, (d) be subordinated in all respects to BFSC Entities' current credit facility (the "Senior Facility") with Credit Suisse First Boston Mortgage Capital, LLC (the "Senior Lender"), and (e) be secured by all assets of OFLLC and the OFLLC Subsidiaries to the extent permitted under the credit facility documents related to the Senior Facility.

     "SEC" means the Securities and Exchange Commission.

     "SECONDARY CONDITIONS PRECEDENT" means collectively all of the following:

          (a) From the date of this Agreement to the Closing Date, no Material Adverse Change arising from any occurrence other than the action or inaction of any of the BFSC Entities shall have occurred to any of BFSC Entities and/or Recapitalized BFSC Entities;

          (b) On the Closing Date the condition precedent set forth in Section 7.1(e) of the Merger Agreement shall have been satisfied.

          (c) On or before October 31, 2001, the condition precedent set forth in Section 7.1 (n) of the Merger Agreement shall have been satisfied.

     "SERIES A UNITS" means the Membership Units in OFLLC designated as Series Units on Exhibit A attached hereto, which Series A Units (i) are to be issued to BFSC upon the consummation of the Mergers and the Recapitalization Plan, and
(ii) shall have such rights, terms, and obligations as provided for in OFLLC's Limited Liability Company Agreement.

     "SERIES B UNITS" means the Membership Units in OFLLC designated as Series B Units on Exhibit A attached hereto, which Series B Units (i) are to be issued to the Investors (other than BFSC) who have made the Capital Contributions that are set forth on Exhibit A attached hereto upon the consummation of the Recapitalization Plan, and (ii) shall have such rights, terms, and obligations as provided for in OFLLC's Limited Liability Company Agreement.

     "TERM SHEET" means the term sheet attached hereto as Exhibit F.



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
        "TRANSACTION DOCUMENTS" means collectively this Agreement, the Limited Liability Company Agreement, the Merger Agreement, the Series A Units, the Series B Units, and all additional documents, instruments, and/or agreements that are delivered in connection with the consummation of the Recapitalization Plan and related transactions described in this Agreement.

        2. ORGANIZATION OF OFLLC AND OFLLC SUBSIDIARIES. The parties to this Agreement acknowledge and agree that; (a) BFSC has heretofore retained counsel to: (i) prepare and file Articles of Organization for OFLLC and the OFLLC Subsidiaries, and (ii) prepare the Limited Liability Company Agreement, the Merger Agreement, and the Transaction Documents which are necessary to consummate the Recapitalization Plan and in accordance with the terms set forth in the Term Sheet and this Agreement, and (b) concurrently with the consummation of the Recapitalization Plan, OFLLC shall be governed by a Managing Board whose initial members shall be (a) Ronald Klein who shall exercise the two votes allocated to BFSC, and (b) representatives of the Investors (other than BFSC) who shall exercise the three votes allocated to the Investors (other than BFSC).

        3. CONSUMMATION OF RECAPITALIZATION PLAN; FUNDING CAPITAL CONTRIBUTIONS; AND EXECUTION OF TRANSACTION DOCUMENTS. On the Closing Date: (a) the Investors shall execute and deliver all Transaction Documents (other than this Agreement),
(b) the BFSC Entities and the Recapitalized BFSC Entities shall consummate the Mergers, and (c) the Investors (other than BFSC) shall make the Capital Contributions to OFLLC that are described in this Agreement and on Exhibit A attached hereto.

        4. ISSUANCE OF SERIES A UNITS AND SERIES B UNITS. Upon funding of all of the Capital Contributions and the consummation of the Mergers, OFLLC shall issue to each of the Investors the number of Series A Units or Series B Units which are set forth next to the name of each Investor on Exhibit A attached hereto.

        5. CLOSING AND CLOSING DATE. Subject to the satisfaction of each of the Conditions Precedent, the closing of the transactions contemplated by this Agreement (the "Closing ") shall occur on or before December 31, 2001, or at such other date as shall be mutually agreed upon by the parties hereto (the "Closing Date").

        6. CONDITIONS PRECEDENT. The obligation of the Investors (other than
BFSC) to enter into the Transaction Documents or make Capital Contributions is subject to the satisfaction of all the Conditions Precedent (compliance with which, or the occurrence of which, may be waived in whole or in part by the Investors (other than BFSC), provided, however, that the funding of the Capital Contributions by the Investors (other than BFSC) and/or Closing shall be deemed a satisfaction or waiver of such Conditions Precedent). The obligation of BFSC to consummate the Merger or enter into the Transaction Documents is subject to the fulfillment of the BFSC Conditions Precedent and the other Investors making their Capital Contributions.

        7. ADDITIONAL DOCUMENTS. Each of the parties to this Agreement agrees to execute and deliver and/or (where applicable) cause their affiliated entities to execute and deliver to BFSC, the Senior Lender and/or the other parties to this Agreement (where applicable) any and all documents, instruments, and/or agreements, in addition to those otherwise provided for herein, that may be necessary and/or appropriate to effectuate the provisions of this Agreement whether before, on or after the date of execution of this Agreement. In this regard, prior to the Closing Date, the Investors (other than BFSC) shall have each obtained and delivered to BFSC resolutions adopted by their respective Board of Directors, Board of Managers, Shareholders and/or Members (as applicable) authorizing (where applicable) the execution and delivery of the Transaction Documents, the funding of their respective Capital Contributions, and the consummation of the transactions contemplated by the Transaction Documents and this Agreement. All Transaction Documents executed and delivered and all actions taken in connection with the Recapitalization
Plan and the consummation of the transactions contemplated by this Agreement shall be reasonably satisfactory to the Investors and their counsel.

     8. TRANSACTION FEES AND EXPENSES: RECIPROCAL BREAK-UP FEE. The parties to this Agreement hereby acknowledge and agree to the following terms and conditions relating to the payment of transaction fees and expenses and potential break-up fees relating to and/or arising out of the Recapitalization Plan and/or the transactions contemplated by the Transaction Documents and this
Agreement:

     (a) TRANSACTION FEES AND EXPENSES. In the event that the transactions relating to the Recapitalization Plan described in this Agreement are consummated, all transaction fees and expenses relating to the Recapitalization Plan, including, but not limited to, all costs and expenses associated with and/or relating to the negotiation, preparation, execution, and delivery of the Transaction Documents, any applicable licensing activities for the Recapitalized BFSC Entities, and all fees charged by legal, accounting and investment banking counsel to the Investors, shall be paid by OFLLC. In the event that the transactions relating to the Recapitalization Plan described in this Agreement are not consummated, the parties to this Agreement shall each bear their own respective costs and expenses in connection with the transactions contemplated by this Agreement.

     (b) RECIPROCAL BREAK-UP FEE AND REIMBURSEMENT OF EXPENSES. The parties to this Agreement further acknowledge and agree that in the event: (a) all of the Conditions Precedent have been satisfied and BFSC is prepared to consummate the transactions contemplated by this Agreement on the terms and conditions set forth herein and in the Transaction Documents, and the Investors (excluding
BFSC) have not executed the Transaction Documents and funded their respective Capital Contributions and/or the BFSC Conditions Precedent have not been satisfied, the Investors (other than BFSC) shall immediately pay BFSC a break-up fee in the amount of $2,000,000; and (b) (i) all of the Primary Conditions Precedent have not been satisfied, or (ii) any of the Diligence Conditions Precedent have not been satisfied and BFSC has not been diligently pursuing the satisfaction of any of such Diligence Conditions Precedent or if BFSC does not obtain a Fairness Opinion because a transaction involving a loan, joint venture, sale, merger or other similar business transaction (collectively, an "Alternative Transaction") between one or more of the BFSC Entities and a party or parties other than the Investors (other than BFSC) is pending or consummated, or (iii) all of the BFSC Conditions Precedent have been satisfied and the Investors (other than BFSC) are prepared to consummate the transactions contemplated by this Agreement under the terms and conditions that are set forth herein and in the Transaction Documents but BFSC has not executed the Transaction Documents and caused the Mergers to be consummated, or (iv) prior to or contemporaneously therewith any of the events described in the foregoing clauses (i) through (iii) occurring, BFSC shall stop pursuing the consummation of the transactions described in this Agreement because of the pendency or consummation of an Alternative Transaction, BFSC shall immediately pay to the Investors an aggregate break-up fee in the amount of $2,000,000 (which shall be allocated among and paid to the Investors (other than BFSC) in proportion to the amount that each such Investor's allocated Capital Contribution bears to the total amount of all Capital Contributions to be made by all Investors (other than BFSC) to OFLLC). The parties acknowledge and agree that the damage either BFSC or the other Investors would incur if the transactions contemplated herein are not consummated would most likely be incapable of accurate calculation and that $2,000,000 is a reasonable estimate of the actual damages a party would incur in such event.

     Further, in the event that (a) BFSC has diligently pursued the satisfaction of each of the Diligence Conditions Precedent and any of the Diligence Conditions Precedent have not been satisfied; or (b) any of the Secondary Conditions Precedent have not been satisfied, BFSC shall (a) immediately reimburse the Investors (other than BFSC) for all their out-of-pocket expenses incurred by them or any of their affiliates in connection with: (i) the preparation, drafting and negotiation of this Agreement and the Transaction Documents and any other document related to the transactions contemplated in this Agreement; and (ii) their due diligence review of the BFSC Entities, provided, however, that the aggregate amount of such reimbursements shall be capped at $300,000.00 (the "Investor Expense Reimbursements"), and (b) be relieved from any obligation to pay the Investors the $2,000,000.00 break-up fee referenced above.

     Anything contained herein to the contrary notwithstanding, if (a) any Conditions Precedent are not satisfied due to of the unwillingness by any Investor (other than BFSC) to cooperate with and/or submit financial or other information to any governmental and/or licensing authorities which are required in connection with the submission by the Recapitalized BFSC Entities or applications to obtain the various licenses and permits that are necessary to permit the Recapitalized BFSC Entities to continue to operate their respective business operations after the Closing Date, and (b) such failure to cooperate with and/or submit financial or other information to any applicable governmental and/or licensing authority causes any of the Diligence Conditions Precedent (which are not waived) not to be satisfied, then; (i) no party to this Agreement shall be obligated to pay any of the break-up fees that are described in this Section 8(b), and (ii) BFSC shall not be obligated to pay the Investor Expense Reimbursements.

     9. COMPLIANCE WITH SECURITIES LAWS. Each Investor acknowledges that, covenants with, and represents and warrants to, each of the Recapitalized BFSC Entities and each of the other Investors as follows:

        (a) Such Investor is acquiring his, her, or its Membership Units for his, her, or its own account and for investment purposes only, and not with a view to the assignment of all or any portion of such Membership Units.

        (b) Such Investor shall not assign all or any portion of his, her, or its Membership Units in a manner which violates any federal or state securities law.

        (c) the Membership Units are not registered under the Securities Act of 1933 (the "Securities Act") or any applicable state securities laws and such Membership Units are "restricted securities" as defined under the Securities Act.

        (d) Such Investor has been furnished with such information about the BFSC Entities and the Recapitalized BFSC Entities as he, she, or it has requested and has had the opportunity to communicate with the Directors and/or Managers of the BFSC Entities and the Recapitalized BFSC Entities in order to verify the accuracy of, or amplify upon, the foregoing information.

               (e) Such Investor has such knowledge and experience in financial business matters that he, she, or it is capable of evaluating the risks and merits of acquiring the Membership Units and has had the opportunity to consult with independent advisors with regard to his, her, or its investment in the Membership Units.

               (f) Such Investor shall not sell, assign or otherwise transfer his, her, or its Membership Units or any portion thereof: (i) except in accordance with the terms and restrictions that are set forth in the Limited Liability Company Agreement, or (ii) to any person or entity who does not make the acknowledgments and agreements set forth herein.

               (g) Such Investor is an "Accredited Investor" within the meaning of Regulation D under the Securities Act;

               (h) Such Investor is able to bear the risk of loss of his, her, or its entire investment in the Membership Units and has no immediate need for the funds that he, she, or it intends to invest in the Recapitalized BFSC Entities.

               (i) Such Investor has no need for liquidity with respect to his, her, or its investment in the Recapitalized BFSC Entities and is able to bear the economic risk of his, her, or its investment in the Recapitalized BFSC Entities for an indefinite period of time.

               (j) Such Investor realizes that his, her, or its intended investment in the Recapitalized BFSC Entities is illiquid, is not readily transferable, and that transfer of the Membership Units he, she, or it has or will acquire is in fact restricted.

        10.    GENERAL PROVISIONS.

               (a) SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that the subject matter of this Agreement is unique and that the failure of any party hereto to comply with the terms and conditions contained herein constitutes irreparable injury if not fully and completely performed; accordingly, any party seeking to enforce the terms and covenants contained herein shall be entitled to the equitable relief of specific performance and/or such other equitable relief as decreed and/or ordered by a court of competent jurisdiction.

               (b) GOVERNING LAW; JURISDICTION. This Agreement and the performance hereof shall be construed and interpreted in accordance with the laws of the State of Michigan. Furthermore, the parties hereto acknowledge and agree that any dispute arising out of this Agreement shall be determined by a court of competent jurisdiction located in Oakland County, Michigan or a federal court located in Wayne County, Michigan.

               (c) ENTIRE AGREEMENT. This Agreement and the Transaction Documents constitutes the entire Agreement between the parties hereto in connection with the subject matter hereof. None of the parties to this Agreement have made any statements, representations or warranties in connection herewith, except as expressly set forth herein. This Agreement and the Transaction Documents may not be modified orally, and no modification shall be effective unless in writing and signed by all the parties hereto making specific reference to the changes to be made to this Agreement.

               (d) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

               (e) NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing, and shall be deemed to have been given when received, if delivered in person, or three (3) business days following the mailing thereof, if mailed by certified mail, return receipt requested and regular mail, postage prepaid to the Investors at the following addresses:

     IF TO BFSC:                       260 East Brown Street
                                       Suite 200
                                       Birmingham, Michigan 48009
                                       Attention: Ronald A. Klein

     WITH A COPY TO:                   Williams, Williams, Ruby & Plunkett, P.C.
                                       380 North Old Woodward Avenue
                                       Suite 300
                                       Birmingham, Michigan 48009
                                       Attention: James A. Williams, Esq.

     IF TO SUI TRS, INC. OR            31700 Middlebelt Road
     SHIFFMAN FAMILY, LLC:             Suite 145
                                       Farmington Hills, Michigan 48334
                                       Attention: Gary A. Shiffman

     WITH A COPY TO:                   Jaffe, Raitt, Heuer & Weiss, P.C.
                                       One Woodward Avenue
                                       Suite 2400
                                       Detroit, Michigan 48226
                                       Attention: Arthur A. Weiss, Esq.

     IF TO WOODWARD HOLDING, LLC       2300 Harmon Road
                                       Auburn Hills, Michigan 48326
                                       Attention: Paul A. Halpern, Esq.

               (f) WAIVER. Waiver by any party of any breach, or failure to enforce any of the terms and conditions of this Agreement, at any time, shall not in any way affect, limit or waive such party's right thereafter to enforce and compel strict compliance with every term and condition hereof.

               (g) SEVERABILITY. If and to the extent that any provision of this Agreement or portion thereof shall be determined by any legislature or court to be in whole or in part invalid or unenforceable, such provision or term shall be unenforceable only to the extent of such invalidity without invalidating the remaining provisions hereof and all other provisions of this Agreement shall remain in full force and effect, and the rights and obligations of the parties shall be construed and enforced accordingly. In addition, it is the intent of the parties hereto that any provision of the Agreement which is determined to be invalid or unenforceable shall be interpreted in a form which is not invalid or unenforceable with the intent that the terms and conditions imposed by this Agreement shall be construed and enforced in such a manner as to give them the broadest enforceable scope and effect.

               (h) MISCELLANEOUS. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on or as of the date and year first appearing above.

                              BINGHAM FINANCIAL SERVICES CORPORATION,
                              A MICHIGAN CORPORATION


                              BY:  /s/ RONALD A. KLEIN
                                 ----------------------------
                                   RONALD A. KLEIN
                              ITS: PRESIDENT


                              SUI TRS, INC., A MICHIGAN CORPORATION


                              BY:  /s/ GARY A. SHIFFMAN
                                 ----------------------------
                                   GARY A. SHIFFMAN
                              ITS: PRESIDENT


                              SHIFFMAN FAMILY LLC,
                              A MICHIGAN LIMITED LIABILITY COMPANY TO BE FORMED


                              BY:  /s/ ARTHUR A. WEISS
                                 ----------------------------
                                   ARTHUR A. WEISS
                              ITS: MANAGER


                              WOODWARD HOLDING, LLC
                              A MICHIGAN LIMITED LIABILITY COMPANY


                              BY:  /s/ PAUL A. HALPERN
                                 ----------------------------
                                   PAUL A. HALPERN
                              ITS: MANAGER

                                  EXHIBIT "A"

                       SCHEDULE OF CAPITAL CONTRIBUTIONS


                                                SERIES A                SERIES B            SERIES C            INITIAL CAPITAL
        MEMBER                ADDRESS            UNITS                   UNITS              UNITS(1)              CONTRIBUTION
        ------                -------            -----                   -----               -----                ------------
BINGHAM FINANCIAL     260 East Brown Street     200,000                    -0-                                     Consummation of
SERVICES CORPORATION  Suite 200                                                                                    Mergers pursuant
                      Birmingham, MI 48009                                                                           to Merger
                                                                                                                     Agreement

Shiffman Family LLC   31700 Middlebelt            -0-                     100,00                                     $5,000,000
                      Suite 145
                      Farmington Hills, MI 48334


SUI TRS, INC.        31700 Middlebelt             -0-                     300,000                                    $15,000,000
                     Suite 145
                     Farmington Hills, MI  48334

WOODWARD HOLDING,    2300 Harmon Road             -0-                       -0-               400,000                 $20,000,000
LLC                  Auburn Hills, MI 48326

------------------------------
(1) The Series C Units shall be non-voting.

                                                                   Exhibit 10.59

                       AMENDMENT TO INVESTMENT AGREEMENT
                       ---------------------------------

     This Amendment to Investment Agreement (this "Amendment") is made and entered into as of August 13, 2001 by and among Bingham Financial Services Corporation, a Michigan corporation, SUI TRS, Inc. a Michigan corporation, Shiffman Family LLC, a Michigan limited liability company, and Woodward Holding, LLC, a Michigan limited liability company. Capitalized terms that are used in this Amendment are defined in the Agreement (as hereinafter defined).

                                    RECITALS

     A. The parties to this Amendment have entered into an Investment Agreement as of July 20, 2001 (the "Agreement").

     B. The parties to this Amendment wish to amend the Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises, the parties hereto intending to legally bound, agree as follows:

   1. The Agreement is hereby amended as follows:

     A. The definition of "Managing Board" set forth in the Agreement is hereby deleted and the following is hereby substituted in its place:

           "MANAGING BOARD" means the managing board of OFLLC which (a) shall have a total of five votes and may have up to five persons who shall be designated as follows (i) the holders of the Series B Units shall have the right to control two votes (and appoint up to two persons to serve on OFLLC's Managing Board), (ii) BFSC shall have the right to control two votes (and appoint up to two persons to serve on OFLLC's Managing Board), and (iii) holders of the Series B Units and BFSC will together appoint one person who shall control one vote and shall have the right to appoint his or her successor (that person, and his or her successor, being hereinafter referred to as the "Independent Director"), and (b) shall, except as otherwise provided in the Limited Liability Company Agreement, act by the consent or vote of the majority of the five votes allocated between BFSC, the holders of the Series B Units and the Independent Director.

     B. The definition of "Membership Units" set forth in the Agreement is hereby deleted and the following is hereby substituted in its place:

        "MEMBERSHIP UNITS" means collectively the Series A Units, Series B Units and Series C Units to be issued to the Investors by OFLLC in the manner described on Exhibit A attached hereto."

C. The definition of "Merger Agreement" set forth in the Agreement is hereby amended by deleting therefrom the words, "dated July ____, 2001"

D. The definition of "OFLLC Subsidiaries" set forth in the Agreement is hereby amended by deleting the word "Purposes" from the second line thereof and substituting the word "Purpose" in its place.

E. The definition of "SCOLP Line of Credit" set forth in the Agreement is hereby deleted and the following is hereby substituted in its place:

       "SCOLP LINE OF CREDIT" means the $12,500,000 stand-by line of credit to be issued by SCOLP to OFLLC prior to and/or concurrently with the Closing and which shall be substantially in accordance with the terms and conditions set forth in the minutes of the meetings of the Boards of Directors of BFSC and Sun Communities, Inc. which were each held on June 25, 2001."

F. The definition of "Series B Units" set forth in the Agreement is hereby amended by adding the words "and Woodward Holding, LLC" to the third line thereof after the word "BFSC", and by deleting the words "have made" from the third line thereof and substituting the words "shall make" in their place.

G. The definition of "Term Sheet" set forth in the Agreement is hereby amended by deleting therefrom the words "Exhibit F" and substituting in their place the words "Exhibit E."

H. The definition of "Transaction Documents" set forth in the Agreement is hereby amended by deleting the words "the Series A Units, the Series B Units," from the second line thereof.

I.  The following definition is hereby added to the Agreement:

          "SERIES C UNITS" means the Membership Units in OFLLC designated as Series C Units on Exhibit A attached hereto, which Series C Units (i) are to be issued to Woodward Holding, LLC which shall make the Capital Contribution that is set forth on Exhibit A attached hereto upon the consummation of the Recaptialization Plan, and (ii) shall have the rights, terms, and obligations as provided for in OFLLC's Limited Liability Company Agreement.

     J. Paragraph 2 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in its place:

          "2. ORGANIZATION OF OFLLC AND OFLLC SUBSIDIARIES. The parties to this Agreement acknowledge and agree that: (a) BFSC has heretofore retained counsel to (i) prepare and file Articles of Organization for OFLLC and the OFLLC Subsidiaries, and (ii) prepare the Limited Liability Company Agreement, the Merger Agreement, and the other Transaction Documents which are necessary to consummate the Recapitalization Plan in accordance with the terms set forth in the Term Sheet and this Agreement, and (b) concurrently with the consummation of the Recapitalization Plan, OFLLC shall be governed by a Managing Board whose initial members shall be (i) Ronald A. Klein who shall exercise the two votes allocated to BFSC, (ii) Gary A. Shiffman who shall exercise the two votes allocated to the Investors holding Series B Units, and (iii) the Independent Director chosen by BFSC and the holders of the Series B Units, who shall exercise one vote."

     K. Paragraph 4 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in its place.

          "4. ISSUANCE OF UNITS. Upon funding of all of the Capital Contributions and the consummation of the Mergers, OFLLC shall issue to each of the Investors the number of Series A Units, Series B Units and Series C Units which are set forth next to the name of each Investor on Exhibit A attached hereto."

     L. Section 8 (b) of the Agreement is hereby amended by adding to the sixth line thereof after the words "BFSC Conditions Precedent" the following parenthetical phrase: "(other than the BFSC Condition Precedent set forth in clause (c) of the definition of BFSC Conditions Precedent)".

     M. Section 10 (e) of the Agreement is hereby amended by changing the address of Woodward Holding, LLC to:

               "c/o Jaffe, Raitt, Heuer & Weiss, P.C.
               One Woodward Avenue, Suite 2400
               Detroit, Michigan 48266
               Attention: David H. Raitt"

     N. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

     2. As amended by this Amendment, the Agreement, and all of its terms and provisions, shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment on or as of the date and year first appearing above.


                              BINGHAM FINANCIAL SERVICES CORPORATION,
                              A MICHIGAN CORPORATION


                              BY:   /s/ RONALD A. KLEIN
                                 ----------------------------
                                   RONALD A. KLEIN
                              ITS: PRESIDENT


                              SUI TRS, INC., A MICHIGAN CORPORATION


                              BY:   /s/ GARY A. SHIFFMAN
                                 ----------------------------
                                   GARY A. SHIFFMAN
                              ITS: PRESIDENT


                              SHIFFMAN FAMILY LLC,
                              A MICHIGAN LIMITED LIABILITY COMPANY


                              BY:   /s/ ARTHUR A. WEISS
                                 ----------------------------
                                   ARTHUR A. WEISS
                              ITS: MANAGER


                              WOODWARD HOLDING, LLC,
                              A MICHIGAN LIMITED LIABILITY COMPANY


                              BY:  /s/ PAUL A. HALPERN
                                -----------------------------
                                   PAUL A. HALPERN
                              ITS: MANAGER

                                  EXHIBIT "A"

                       SCHEDULE OF CAPITAL CONTRIBUTIONS


                           SERIES A                SERIES B            SERIES C            INITIAL CAPITAL
        MEMBER              UNIT                    UNITS              UNITS(1)              CONTRIBUTION
        ------              -----                   -----               -----                ------------
BINGHAM FINANCIAL          200,000                    -0-                                     Consummation of
SERVICES CORPORATION                                                                          Mergers pursuant
                                                                                               to Merger
                                                                                               Agreement

Shiffman Family LLC           -0-                   84,211                                     $4,210,526




SUI TRS, INC.                 -0-                   315,789                                    $15,789,474



WOODWARD HOLDING,            -0-                      -0-              400,000                $20,000,000
LLC




__________________________________________________
(1) The Series C Units shall be non-voting.